EVOLUTION PETROLEUM CORP.                                           NEWS
820 Gessner, Suite 1340, Houston, TX 77024                          RELEASE

FOR IMMEDIATE RELEASE

Company Contact:
Sterling McDonald, CFO
Phone:  (713) 935-0122
Email:  smcdonald@evolutionpetroleum.com

Investor Relations Contact:
Kathleen Heaney
Integrated Corporate Relations
(203) 803-3585


            Evolution Reports Fiscal 2006 Results Highlighted by 75%
       Increase in Operating Revenues and $50 Million Received for Delhi
                                     Farmout

Houston, TX, September 27, 2006. Evolution Petroleum Corporation (AMEX: EPM), formerly Natural Gas Systems, announced today that operating revenues for the fiscal year ended June 30, 2006 increased 75% over fiscal year 2005 to $2.9 million. Increased oil volumes and higher realized oil prices led to a 91% increase in oil revenues, and decreased natural gas volumes on higher realized prices led to an 18% increase in natural gas revenues. Net income for the year was $24.6 million, compared with a net loss of $2.2 million in fiscal 2005. A $45.3 million pre-tax gain on the sale of assets was the major factor in the increased net income reported for fiscal 2006. The Company reported earnings per share of $0.98 basic and $0.96 diluted for fiscal 2006, as compared to a loss per share of $0.09 in fiscal 2005.

Fiscal 2006 Operating Highlights

      o     Sales Volumes:

            o     Oil (Mbbls) - 46.9

            o     Gas (MMcf) - 45.4

      o     5 development wells drilled

      o     Average Realized Prices (including price risk activities):

            o     Oil - $51.92

            o     Gas - $9.35

      o     Proved Reserves - 465 MBOE

Costs and Expenses

Lease operating expenses of $1.7 million ($31.66/boe sold) were 97% higher than fiscal 2005 and reflect a full year of operating expenses in the Tullos Field, a general increase in oilfield service costs and unexpectedly high workover costs on older, recently recompleted wells in the Delhi Field. General and administrative (G&A) costs were $2.8 million for fiscal 2006 as compared to $2.2 million in fiscal 2005. Increased G&A expenses reflect the overall growth of the business as well as higher costs associated with being a public company. For fiscal 2006, the company reported an operating loss of $2.2 million compared to an operating loss of $1.8 million in fiscal 2005.

Robert Herlin, President and Chief Executive Officer of Evolution Petroleum, commented, "Fiscal 2006 was a transformational year for Evolution Petroleum. The sale of our Delhi Farmout was completed late in the fiscal year, potentially adding 11 million to 16 million barrels of unproven resources to our interest through the CO2-EOR project planned for Delhi. This transaction also significantly strengthened our balance sheet, providing us with the necessary funds to further grow our three business initiatives in re-developing older fields, enhanced oil recovery and tight gas projects."

Conference Call Info.

Management will host a conference call to discuss these results today at 4:30 p.m. Eastern Time (3:30 p.m. Central Time). To participate in the conference call, dial 877-704-5384. International callers, please dial: 913-312-1279. No Passcode required.

The conference call will be webcast and can be accessed from the Company's website at www.evolutionpetroleum.com as well as from http://viavid.net/dce.aspx?sid=000035E3. For those who are unable to listen to the webcast live, an indexed recording of the call will be posted on the Company's website following the call's completion.

A telephone replay will also be available for one week beginning at 7:30 p.m. (Eastern) on September 26, 2006, and can be accessed by dialing 1-888-203-1112 or 1-719-457-0820 (international callers) and entering pin number 1040577.

About Evolution Petroleum
Evolution Petroleum Corporation (http://www.evolutionpetroleum.com) acquires mature oil and gas resources and applies conventional and specialized technology to accelerate production and develop incremental reserves and value. The Company currently owns 7.4% in overriding royalty interests and a 25% reversionary working interest in the 13,636 acre Delhi Field Holt Bryant Unit, a 25% working interest in certain other depths in the Delhi Field and 100% working interests in smaller fields, all located onshore in Louisiana. Having already produced 190 million barrels of oil through primary and secondary recovery methods, the Delhi Holt Bryant Unit is scheduled for redevelopment using CO2 enhanced oil recovery technology. The Company is actively engaged in other development projects.

Safe Harbor Statement
All statements contained in this press release regarding potential results and future plans and objectives of the Company are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events, or otherwise. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in our documents filed from time to time with the United States Securities and Exchange Commission and other regulatory authorities. Statements regarding our ability to complete transactions, successfully apply technology applications in the re-development of oil and gas fields, realize future production volumes, realize success in our drilling and development activity, prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward- looking statements. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.


                                     #######

                               EVOLUTION PETROLEUM
                          Consolidated Income Statement

                                                                          Years Ended June 30,
                                                                 ------------------------------------
                                                                       2006                 2005
                                                                 ----------------    ----------------
Revenues:
      Oil sales                                                  $      2,450,676    $      1,335,288
      Gas sales                                                           424,190             358,433
      Price risk management activities                                    (13,452)            (58,534)
                                                                 ----------------    ----------------
              Total revenues                                            2,861,414           1,635,187

Operating Costs:
      Production expenses                                               1,725,760             874,876
      Production taxes                                                     86,562              68,386
      Depreciation, depletion and amortization                            407,467             260,124
      General and administrative (includes non-cash
      stock based compensation expense of $546,567
      and $707,117 for the years ended June 30, 2006 and 2005)          2,826,085           2,220,780
                                                                 ----------------    ----------------
              Total operating costs                                     5,045,874           3,424,166

Loss from operations                                                   (2,184,460)         (1,788,979)

Other income and (expense):
      Interest income                                                     165,313              11,709
      Interest expense                                                 (2,600,180)           (387,301)
      Gain on sale of assets                                           45,325,468                   0
                                                                 ----------------    ----------------
              Total other income and (expense)                         42,890,601            (375,592)
                                                                 ----------------    ----------------

Income / (loss) before income taxes                                    40,706,141          (2,164,571)

Income tax expense:

      Current                                                           2,978,650                   0

      Deferred                                                         13,101,350                   0
                                                                 ----------------    ----------------

              Total income tax expense                                 16,080,000                   0
                                                                 ----------------    ----------------
Net income (loss)                                                $     24,626,141    $     (2,164,571)
                                                                 ================    ================

Earnings/ (Loss) per common share
      Basic                                                      $           0.98    $          (0.09)
                                                                 ================    ================
      Diluted                                                    $           0.96    $          (0.09)
                                                                 ================    ================


Weighted average number of common share

      Basic                                                            25,031,125          23,533,922
                                                                 ================    ================
      Diluted
                                                                       25,555,992          23,533,922
                                                                 ================    ================

                Evolution Petroleum Corporation and Subsidiaries
                           Consolidated Balance Sheets

                                                                                                 June 30,
                                                                                   ------------------------------------
                                                                                           2006               2005
                                                                                   ----------------    ----------------
Assets
Current Assets:
     Cash                                                                          $      9,893,547    $      2,548,688
     Accounts receivable, trade                                                             132,371             300,761
     Inventories                                                                             76,917             222,470
     Prepaid expenses                                                                       157,629              84,304
     Retainers and deposits                                                                  60,895              56,335
                                                                                   ----------------    ----------------
             Total current assets                                                        10,321,359           3,212,558


     Cash in qualified intermediary account for "like-kind" exchanges                    34,662,368                   0

     Oil & Gas properties - full cost                                                     3,878,551           5,276,303
     Oil & Gas properties - not amortized                                                    52,098              61,887
     Less:  accumulated depletion                                                          (371,624)           (313,391)
                                                                                   ----------------    ----------------
             Net oil & gas properties                                                     3,559,025           5,024,799

     Furniture, fixtures and equipment, at cost                                              16,561              12,113
     Less:  accumulated depreciation                                                         (7,998)             (3,401)
                                                                                   ----------------    ----------------
                                                                                              8,563               8,712

     Restricted deposits                                                                    326,835             863,089
     Other assets                                                                            79,808             356,066
                                                                                   ----------------    ----------------
     Total assets                                                                  $     48,957,958    $      9,465,224
                                                                                   ================    ================

Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable                                                              $        310,272    $        240,389
     Accrued liabilities                                                                    473,782             276,470
     Notes payable, current                                                                       0               6,754
     Income taxes payable                                                                 2,978,650                   0
     Royalties payable                                                                       47,054              89,713
                                                                                   ----------------    ----------------
             Total current liabilities                                                    3,809,758             613,326

Long term liabilities:
     Notes Payable, net of discount                                                               0           2,906,548
     Deferred income taxes payable                                                       13,101,350                   0
     Asset retirement obligations                                                           123,679             433,250
                                                                                   ----------------    ----------------
             Total liabilities                                                           17,034,787           3,953,124

     Common Stock, totaling 351,333 shares subject to demand registration rights            790,500                   0

Stockholders' equity:
     Common Stock, par value $0.001 per share; 100,000,000 shares authorized,
        26,300,664 and 24,774,606, issued and outstanding as of June 30, 2006 and June 30, 2005, respectively, net of 351,333 shares of common stock subject to
        demand registration rights                                                           26,300              24,774
     Additional paid-in capital                                                          10,274,555           9,611,767
     Deferred stock based compensation                                                     (265,167)           (595,283)
     Accumulated income / (deficit)                                                      21,096,983          (3,529,158)
                                                                                   ----------------    ----------------
             Total stockholders' equity                                                  31,132,671           5,512,100
                                                                                   ----------------    ----------------
             Total liabilities and stockholders' equity                            $     48,957,958    $      9,465,224
                                                                                   ================    ================